- --------------------------------------------------------------------------------










                       PREFERRED STOCK PURCHASE AGREEMENT

                            DATED AS OF JULY 30, 1993

                                 BY AND BETWEEN

                        CADUS PHARMACEUTICAL CORPORATION

                                       AND

                       EACH OF THE PURCHASERS NAMED HEREIN

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


 TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

ARTICLE I - Purchase, Sale and Terms Of Shares ............................   1
    1.01.    The Preferred Shares .........................................   1
    1.02.    The Conversion Shares ........................................   2
    1.03.    Purchase Price and Closing ...................................   2
    1.04.    Use of Proceeds ..............................................   3
    1.05.    Representations by the Purchasers ............................   3

             (A)      Investment Representations ..........................   3
             (B)      Access to Information ...............................   4
             (C)      General Access ......................................   4
             (D)      Sophistication and Knowledge ........................   4
             (E)      Transfer Restrictions Imposed by Securities Laws ....   4
             (F)      Lack of Liquidity ...................................   5
             (G)      Suitability and Investment Objectives ...............   5
             (H)      Accredited Investor Status ..........................   5

    1.06.    Brokers or Finders ...........................................   5

ARTICLE II - CONDITIONS TO PURCHASERS' OBLIGATIONS ........................   6

    2.01.    Representations and Warranties ...............................   6
    2.02.    Documentation at Closing .....................................   6

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE COMPANY ...............   9

    3.01.    Organization and Standing of the Company .....................   9
    3.02.    Corporate Action .............................................  10
    3.03.    Governmental Approvals .......................................  10
    3.04.    Litigation ...................................................  11
    3.05.    Certain Agreements of Officers and Employees .................  12
    3.06.    Compliance with Other Instruments ............................  12
    3.07.    Title to Assets, Patents .....................................  13
    3.08.    Financial Information ........................................  15
    3.09.    Taxes ........................................................  15
    3.10.    Erisa ........................................................  16
    3.11.    Transactions with Affiliates .................................  16
    3.12.    Assumptions or Guaranties of Indebtedness of Other Persons ...  16
    3.13.    Investments in Other Persons .................................  17
    3.14.    Securities Act of 1933 .......................................  17
    3.15.    Disclosure ...................................................  17
    3.16.    Brokers or Finders ...........................................  18
    3.17.    Capitalization; Status of Capital Stock ......................  18
    3.18.    Registration Rights ..........................................  19
    3.19.    Insurance ....................................................  19
    3.20.    Books and Records ............................................  19
    3.21.    Material Agreements ..........................................  20
    3.22.    Absence of Certain Developments ..............................  20
    3.23.    Environmental and Safety Laws ................................  22
    3.24.    U.S. Real Property Holding Corporation .......................  22
    3.25.    Payments from Individual Investors ...........................  22

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                                      Page
                                      ----

ARTICLE IV - COVENANTS OF THE COMPANY .....................................  22

    4.01.    Key Person Insurance .........................................  22
    4.02.    Reporting Requirements .......................................  23
             (A)      Monthly and Quarterly Reports .......................  23
             (B)      Annual Reports ......................................  24
             (C)      Budgets and Operating Plan ..........................  24
             (D)      Notice of Adverse Changes ...........................  24
             (E)      Certain Reports and Other Information ...............  24

    4.03.    Loans to Certain Persons .....................................  24
    4.04.    Issuance and Sales of Series A Shares ........................  25
    4.05.    Limitation on Ownership ......................................  25
    4.06.    Limitation on Repurchases ....................................  25

ARTICLE V - REGISTRATION RIGHTS ...........................................  26

    5.01.    Piggy-back Registrations .....................................  26
    5.02.    Demand Registration ..........................................  27
    5.03.    Registrations on Form S-3 ....................................  29
    5.04.    Effectiveness ................................................  30
    5.05.    Indemnification by the Company ...............................  30
    5.06.    Indemnification by Holders of Registrable Shares .............  33
    5.07.    Exchange Act Registration ....................................  36
    5.08.    Damages ......................................................  36
    5.09.    Further Obligations of the Company ...........................  37
    5.10.    Expenses .....................................................  39
    5.11.    Transferability ..............................................  40
    5.12.    "Lock-up" Agreement ..........................................  40
    5.13.    Mergers, Etc .................................................  41

ARTICLE VI  - RIGHT OF FIRST REFUSAL ......................................  41

    6.01.    Right of First Refusal .......................................  41
    6.02.    Notice of Acceptance .........................................  42
    6.03.    Conditions to Acceptances and Purchase .......................  43

             (A)      Permitted Sales of Refused Securities ...............  43
             (B)      Reduction In Amount of Offered Securities ...........  43
             (C)      Closing .............................................  44

    6.04.    Further Sale .................................................  44
    6.05.    Termination and Waiver of Right of First Refusal .............  44
    6.06.    Exceptions ...................................................  44

Article Vii - Definitions and Accounting Terms ............................  46

    7.01.    Certain Defined Terms ........................................  46
    7.02.    Accounting Terms .............................................  51

                                      Page
                                      ----

ARTICLE VIII - MISCELLANEOUS ..............................................  51

    8.01.    No Waiver; Cumulative Remedies ...............................  51
    8.02.    Amendments, Waivers and Consents .............................  51
    8.03.    Addresses for Notices ........................................  52
    8.04.    Costs, Expenses and Taxes ....................................  52
    8.05.    Effectiveness; Binding Effect; Assignment ....................  52
    8.06.    Survival of Representations and Warranties ...................  53
    8.07.    Prior Agreements .............................................  53
    8.08.    Severability .................................................  53
    8.09.    Confidentiality ..............................................  54
    8.10.    Governing Law ................................................  54
    8.11.    Headings .....................................................  54
    8.12.    Counterparts .................................................  54
    8.13.    Further Assurances ...........................................  54




EXHIBITS

1.01                Purchasers
1.07                Axion Agreements
2.02(a)             Form of Certificate Designating Series of Convertible
                       Preferred Stock, Series A
2.02(b)             Form of Opinion of Special Counsel to Company
2.02(i)A            List of Certain Employees
2.02(i)B            Form of Discovery and Nondisclosure Agreement
2.02(i)C            List of Parties to Restricted Stock Agreements
2.02(i)D            Form of Restricted Stock Agreement
2.02(j)             Form of Voting Agreement
2.02(o)             Form of ImClone Subscription Agreement
2.02(p)             Form of Co-sale Agreement
2.02(q)             Form of By-law Amendment
3.03                Governmental Approvals
3.04                Litigation
3.05                List of Certain Employee/Consultant Agreements
3.06                Schedule of Indebtedness
3.07                List of Intellectual Property; Claims and Encumbrances
3.08A               Financial Statements for 1992
3.08B               Financial Statements for Quarter Ended March 31, 1993
3.08C               Certain Changes Subsequent to December 31, 1992
3.11                Certain Transactions with Affiliates
3.12                List of Assumptions of Indebtedness Or Guarantees
3.13                Investments in Other Persons
3.17                Owners of Capital Stock
3.18                Registration Rights
3.21                List of Material Agreements
3.22                Changes in Company Since 12/31/92
7.01                Forms of Escrow Agreements

                       PREFERRED STOCK PURCHASE AGREEMENT

                        CADUS PHARMACEUTICAL CORPORATION
                                180 VARICK STREET
                            NEW YORK, NEW YORK 10014

                                                             as of July 30, 1993


To the Persons listed on EXHIBIT 1.01 hereto

         Re:      CONVERTIBLE PREFERRED STOCK, SERIES A

Gentlemen:

Cadus Pharmaceutical Corporation, a Delaware corporation (the "Company"), agrees with each of you as follows:

                                    ARTICLE I

                       PURCHASE, SALE AND TERMS OF SHARES

         1.01. THE PREFERRED SHARES. The Company has authorized the issuance and sale of up to 17,600,000 shares (the "Series A Shares") of its authorized but unissued shares of Convertible Preferred Stock, Series A, $.001 par value (the "Series A Preferred Stock"), at a purchase price of $.457 per share, payable in cash, except as to 4,376,368 Series A Shares to be acquired by ImClone Systems Incorporated, a Delaware corporation ("ImClone"), upon surrender and cancellation of indebtedness of the Company to ImClone as noted on Exhibit 1.01. The Series A Shares will be sold to the persons (collectively, the "Purchasers" and, individually, a "Purchaser") and in the respective amounts set forth in
EXHIBIT 1.01. The designation, rights, preferences and other terms and provisions of the Series A Preferred Stock are set forth in EXHIBIT 2.02(a).

         1.02. THE CONVERSION SHARES. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Common Stock (such capitalized term and all other capitalized terms used herein and not separately defined herein have the respective meanings provided in Article VII hereof) to satisfy the rights of conversion of the holders of the Series A Shares. Any shares of Common Stock issuable upon conversion of the Series A Shares, including, without limitation, Series A Shares issued pursuant to the ImClone Subscription Agreement (and such shares when issued) are herein referred to as the "Conversion Shares". The Series A Shares and Conversion Shares are sometimes collectively referred to as the "Shares".

         1.03. PURCHASE PRICE AND CLOSING. The Company agrees to issue, and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase, that number of the Series A Shares set forth opposite their respective names in EXHIBIT 1.01. The aggregate purchase price of the Series A Shares being acquired by each Purchaser is set forth opposite such Purchaser's name in EXHIBIT 1.01. The closing of the purchase and sale of the Series A Shares to be acquired by the Purchasers (other than the Individual Purchasers) from the Company under this Agreement shall take place at the offices of ImClone at 180 Varick Street, 7th Floor, New York, New York, at 10:00 a.m., New York City time, on July 29, 1993, or at such time and date thereafter as the Purchasers (other than the Individual Purchasers) and the Company may agree (the "Closing"). At the Closing, the Company will deliver to the Escrow Agent for each Purchaser (other than the Individual Purchasers), certificates for the number of Series A Shares set forth opposite its name under the heading "Number of Series A Shares" in EXHIBIT 1.01, registered in such Purchaser's name (or the name of its nominee), against (1) delivery to the Escrow Agent for such Purchaser (or, in the case of The Global Sciences Health Fund, such other Person as shall be designated by The Global Sciences Health
Fund), to be held and delivered pursuant to the Escrow Agreement of a check or checks payable to the order of the Company, or a wire transfer of immediately available funds to the account of the Company, in an amount equal to the "Aggregate Purchase Price of Series A Shares" set forth opposite each such Purchaser's name on EXHIBIT 1.01, as payment in full of the purchase price of the Series A Shares to be purchased by each such Purchaser (other than ImClone) and (2) the cancellation of indebtedness of the Company to ImClone in the principal amount of $.457 for each Series A Share to be purchased by ImClone at the Closing.

         1.04. USE OF PROCEEDS. The Company shall use the cash proceeds from the sale of the Series A Shares for working capital and general corporate purposes and otherwise as described in its Confidential Private Placement Memorandum, dated August 17, 1992, as supplemented, relating to the offering of the Series A Shares (the "Offering Memorandum").

         1.05. REPRESENTATIONS BY THE PURCHASERS. Each Purchaser, severally and not jointly, makes the following representations and warranties to the Company:

             (a) INVESTMENT REPRESENTATIONS. It is such Purchaser's present intention to acquire the Shares to be acquired by it for its own account (and it will be the sole beneficial owner thereof) and the Shares are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof except pursuant to registration under the Securities Act or exemption therefrom. The acquisition by such Purchaser of the Series A Shares acquired by it shall constitute a confirmation of this representation by such Purchaser. Such Purchaser understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 or Rule 144A as promulgated by the Commission, all certificates evidencing any of the Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933 or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution or resale. These securities may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such shares under the Securities Act of 1933 and any applicable state securities laws, or the availability, in the opinion of counsel, of an exemption from registration thereunder. These securities are subject to restrictions contained in a Preferred Stock Purchase Agreement, a Voting Agreement and a Co-Sale Agreement, copies of which are available for inspection from the Company."

             (b) ACCESS TO INFORMATION. Such Purchaser or his representative during the course of this transaction, and prior to the purchase of any Series A Shares, has had the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of the offering of the Series A Shares and the additional information, documents, records and books relative to its business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company.

             (c) GENERAL ACCESS. Such Purchaser or his representative has received and read or reviewed, and is familiar with, this Agreement and the other agreements executed or delivered herewith, including the terms of the Series A Shares, and confirms that all documents, records and books pertaining to such Purchaser's investment in the Company and requested by such Purchaser or his representative have been made available or delivered to him.

             (d) SOPHISTICATION AND KNOWLEDGE. Such Purchaser or his representative has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Series A Shares; and such Purchaser can bear the economic risks of investment in the Series A Shares and can afford a complete loss of his investment.

             (e) TRANSFER RESTRICTIONS IMPOSED BY SECURITIES LAWS. Such Purchaser understands that: the Shares have not been registered under the Securities Act and applicable state securities laws, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available; such Purchaser is and must be purchasing the Series A Shares for investment for the account of such Purchaser and not for the account or benefit of others, and not with any present view toward resale or other distribution thereof. Such Purchaser shall not resell or otherwise dispose of all or any part of the Shares purchased by such Purchaser, except as permitted by law, including, without limitation, any regulations under the Securities Act and applicable state securities laws; such Purchaser understands that the Company does not have any present intention and is under no obligation to register the Shares under the Securities Act and applicable state securities laws, except as provided in Article V hereof; and such Purchaser understands that Rule 144 or Rule 144A under the Securities Act may not be available as a basis for exemption from registration of the Shares thereunder.

             (f) LACK OF LIQUIDITY. Such Purchaser has no present need for liquidity in connection with his purchase of the Series A Shares.

             (g) SUITABILITY AND INVESTMENT OBJECTIVES. The purchase of the Series A Shares by such Purchaser is consistent with the general investment objectives of such Purchaser. Such Purchaser understands that the purchase of the Series A Shares involves a high degree of risk in view of the fact that, among other things, the Company is a start-up enterprise, and there is no established market for the Company's capital stock.

             (h) ACCREDITED INVESTOR STATUS. Such Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

         1.06. BROKERS OR FINDERS. No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by such Purchaser or its respective agents other than amounts the Company has heretofore agreed in writing to pay up to $100,000 to Axiom pursuant to the agreements attached hereto as Exhibit 1.06.

                                   ARTICLE II

                      CONDITIONS TO PURCHASERS' OBLIGATIONS

         The obligation of each Purchaser to purchase and pay for the Series A Shares to be purchased by it at the Closing is subject to the following conditions (all of which shall be deemed satisfied or waived by such Purchaser at or prior to the Closing in the event all of the transactions contemplated to be effected at the Closing with such Purchaser are consummated):

         2.01. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company set forth in Article III hereof shall be true, accurate and correct on the date of the Closing as if made on the date of the Closing.

         2.02. DOCUMENTATION AT CLOSING. The Purchasers shall have received, prior to or at the Closing, all of the following materials, each in form and substance satisfactory to the Purchasers and their counsel, if any, and each of the following events shall have occurred, or each of the following documents shall have been delivered, prior to or simultaneous with the Closing:

             (a) Copies of (1) the Certificate of Incorporation of the Company, as amended or restated to date, together with such evidence as may be available of the filing thereof; (2) the resolutions of the Board of Directors providing for the approval of the Certificate Designating Series of Convertible Preferred Stock, Series A and Fixing the Relative Rights and Preferences Thereof of the Company in the form attached as EXHIBIT 2.02(a) (the "Certificate of Designation"), the approval of this Agreement, the issuance of the Series A Shares, and all other agreements or matters contemplated hereby or executed in connection herewith; and (3) the By-laws of the Company, all of which shall have been certified by the Secretary of the Company, as of the date of the Closing, to be true, complete and correct; and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, required to be obtained at or prior to the Closing with respect to this Agreement and the issuance of the Series A Shares.

             (b) The favorable opinion of Brian W. Pusch, special counsel for the Company, dated the date of the Closing, in the form attached as EXHIBIT 2.02(b) and the favorable opinion of John B. Landes, General Counsel of ImClone, as to the due authorization and execution and legal, valid and binding nature with respect to ImClone of the ImClone Subscription Agreement.

             (c) A certificate of the Secretary or an Assistant Secretary of the Company, dated the date of the Closing, which shall certify the names of the officers of the Company authorized to sign this Agreement, the certificates for the Series A Shares and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, the incumbency of such officers, and the true specimen signatures of such officers.

             (d) A certificate of the President and the Treasurer of the Company, dated the date of the Closing, stating that the representations and warranties of the Company contained in Article III hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct as of the time of the Closing and that all obligations and covenants in this Agreement required to be performed prior to or at the Closing have been performed as of the time of Closing.

             (e) The Company shall have obtained any consents or waivers necessary to be obtained at or prior to the Closing to execute and deliver this Agreement and the other agreements and instruments executed and delivered by the Company in connection herewith, to issue the Series A Shares and to carry out the transactions contemplated hereby and thereby, and such consents and waivers shall be in full force and effect at the Closing. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement and the other agreements and instruments executed and delivered by the Company in connection herewith and the issuance of the Series A Shares shall have been made or taken.

             (f) The Certificate of Designation shall have been filed with the Secretary of State of the State of Delaware in the form set forth in EXHIBIT 2.02(a) attached hereto.

             (g) A Certificate of the Secretary of State of the State of Delaware, dated a recent date, as to the due incorporation and good standing of the Company.

             (h) Payment for the taxes and fees identified in Section 8.04.

             (i) Each of the persons listed on EXHIBIT 2.02(i)(a) shall have entered into a Discovery and Non-Disclosure Agreement in the form attached as
EXHIBIT 2.02(i)B (collectively, the "Nondisclosure Agreements") and each of the stockholders listed on Exhibit 2.02(i)C shall have entered into a Restricted Stock Agreement in the form attached as EXHIBIT 2.02(i)D (collectively, the "Restricted Stock Agreements").

             (j) Each of the Purchasers (other than the Individual Purchasers) and the Company and the holders of a majority of the shares of Common Stock outstanding on the date of the Closing shall have entered into a Voting Agreement in the form attached as EXHIBIT 2.02(j) (the "Voting Agreement").

             (k) The Board of Directors of the Company (the "Board") immediately following the Closing shall consist of six (6) members, which members shall be determined as provided in Section 1.1 of the Voting Agreement, initially, the following individuals: Carl C. Icahn, Mark H. Rachesky, M.D., Dr. Jeremy Levin, Thomas Shenk, Dr. Samuel D. Waksal and Robert Goldhammer.

             (l) The sum of (1) the Aggregate Purchase Price of Series A Shares as shown in EXHIBIT 1.01 to be purchased by Purchasers who have executed this Agreement on or before the date of the Closing, plus (2) the Aggregate Purchase Price of Series A Shares which may be purchased by ImClone pursuant to the ImClone Subscription Agreement (which amount does not include the indebtedness of the Company to ImClone to be canceled as provided in Section 2.02(m) below), plus (3) the Aggregate Purchase Price of Series A Shares as shown in EXHIBIT
1.01 for which the Company has received Subscription Agreements and for which the purchase price has been deposited in the escrow held by Axiom, shall be at least equal to $6,000,000 and the Purchasers referred to in the preceding clause
(l) shall have delivered to the respective Escrow Agents the full purchase price for such Series A Shares.

             (m) The Company shall have issued 4,376,368 Series A Shares to ImClone in consideration of the cancellation of $2,000,000 principal amount of indebtedness of the Company to ImClone, and such indebtedness shall have been canceled.

             (n) The Company shall have granted to each holder of an option to purchase shares of Common Stock granted under the Cadus Pharmaceutical Corporation 1993 Stock Option Plan additional options to purchase a number of shares of Common Stock equal to the number thereof previously granted to such holder, such additional options to be exercisable at $.457 per share, subject to adjustment.

             (o) The Company and ImClone shall have executed and delivered, one to the other, the Subscription Agreement in the form attached as EXHIBIT 2.02(o) (the "ImClone Subscription Agreement").

             (p) The Company and each Purchaser (other than the Individual Purchasers) shall have executed and delivered, one to the other, the Co-Sale Agreement in the form attached hereto as EXHIBIT 2.02(p) (the "Co-Sale Agreement").

             (q) The Company shall have amended its By-laws to add the provision attached hereto as EXHIBIT 2.02(q).

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants as of the Closing as follows:

         3.01. ORGANIZATION AND STANDING OF THE COMPANY. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted and to execute and deliver this Agreement and the Voting Agreement, to issue, sell and deliver the Series A Shares and to issue and deliver the Conversion Shares upon conversion of the Series A Shares and to perform its other obligations pursuant hereto and thereto. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company and except that the Company has submitted for filing an application for authority to conduct business in the State of New York, which application has not yet been accepted for filing.

         3.02. CORPORATE ACTION. This Agreement, the Voting Agreement, the Co-Sale Agreement, the Restricted Stock Agreements, and the other agreements executed by the Company in connection herewith have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. To the best of the Company's knowledge, the Voting Agreement has been duly authorized, executed and delivered by the Stockholders (as defined therein) and constitutes the legal, valid and binding obligations of the Stockholders, enforceable against the several Stockholders in accordance with its respective terms. The Series A Shares have been duly authorized. The issuance, sale and delivery of the Series A Shares and the issuance and delivery of the Conversion Shares upon conversion of the Series A Shares have been duly authorized by all required corporate action on the part of the Company; the Series A Shares, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement, the Voting Agreement and the Co-Sale Agreement; and the Conversion Shares have been duly reserved for issuance upon conversion of the Series A Shares and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement, the Voting Agreement and the Co-Sale Agreement.

         3.03. GOVERNMENTAL APPROVALS. Except as set forth on EXHIBIT 3.03 and except for the filing of any notice prior or subsequent to the Closing that may be required under applicable state and/or federal securities laws (which, if required, shall be filed on a timely basis), no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, for the offer, issue, sale, execution or delivery of the Series A Shares, or for the performance by the Company of its obligations under this Agreement, the Voting Agreement, or the Shares.

         3.04. LITIGATION. Except as disclosed in EXHIBIT 3.04, there is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company affecting any of its properties or assets, or against any officer, Key Employee or the holder of more than ten percent (10%) of the capital stock of the Company relating to the Company or its business, nor, to the best knowledge of the Company, has there occurred any event or does there exist any condition on the basis of which any litigation, proceeding or investigation might properly be instituted. Neither the Company nor, to the best knowledge of the Company, any officer, Key Employee or holder of more than ten percent (10%) of the capital stock of the Company is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency, which such default might have a material adverse effect on the business, assets, liabilities, operations, Intellectual Property Rights, management or financial condition of the Company. There are no actions or proceedings pending or, to the Company's knowledge, threatened (or any basis therefor known to the Company) against the Company which might result, either in any case or in the aggregate, in any material adverse change in the business, operations, Intellectual Property Rights, affairs or financial condition of the Company or in any of its properties or assets, or which might call into question the validity of this Agreement, any of the Series A Shares, or any action taken or to be taken pursuant hereto or thereto. The foregoing sentences include, without limiting their generality, actions pending or, to the Company's knowledge, threatened (or any basis therefor known to the Company) involving the prior employment or engagement of any of the Company's officers, employees or consultants or their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers or to any other Person. Without limitation to the foregoing representations, a brief summary of the Company's material litigation and the disposition of such matters is set forth on EXHIBIT 3.04.

         3.05. CERTAIN AGREEMENTS OF OFFICERS AND EMPLOYEES. (a) No officer, employee or consultant of the Company is, or, to the Company's knowledge, is now anticipated to be, in violation of any material term of any employment contract, patent disclosure agreement, proprietary information agreement, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, or any other similar contract or agreement or any restrictive covenant, including those set forth on EXHIBIT 3.05, relating to the right of any such officer, employee, or consultant to be employed or engaged by the Company because of the nature of the business conducted or to be conducted by the Company or relating to the use of trade secrets or proprietary information of others, and to the Company's best knowledge and belief, the continued employment or engagement of the Company's officers, employees or consultants does not subject the Company or any Purchaser to any liability with respect to any of the foregoing matters.

             (b) No officer, consultant or Key Employee of the Company whose termination, either individually or in the aggregate, could have a material adverse effect on the Company, has terminated since the date hereof, or to the best knowledge of the Company, has any present intention of terminating, his employment or engagement with the Company, except as set forth on Exhibit 3.05.

         3.06. COMPLIANCE WITH OTHER INSTRUMENTS. The Company is in compliance in all respects with the terms and provisions of this Agreement and of its Certificate of Incorporation and By-laws, each as amended and/or restated to date, and in all respects with the material terms and provisions of all mortgages, indentures, leases, agreements and other instruments by which it is bound or to which it or any of its properties or assets are subject. The Company is in compliance in all material respects with all judgments, decrees, governmental orders, laws, statutes, rules or regulations by which it is bound or to which it or any of its properties or assets are subject. Neither the execution and delivery of this Agreement, the Voting Agreement, the Co-Sale Agreement, or the Restricted Stock Agreements or the issuance of the Series A Shares, nor the consummation of any transaction contemplated hereby or thereby, has constituted or resulted in or will constitute or result in a default or violation of any term or provision of any of the foregoing documents, instruments, judgments, agreements, decrees, orders, statutes, rules and regulations. A schedule of Indebtedness of the Company as of May 31, 1993 (including lease obligations required to be capitalized in accordance with applicable Statements of Financial Accounting Standards) is attached as EXHIBIT 3.06.

         3.07. TITLE TO ASSETS, PATENTS. (a) The Company has good and marketable title in fee to such of its fixed assets as are real property, and good and merchantable title to all of its other assets, now carried on its books, which assets consist of those reflected in the most recent balance sheet of the Company which forms EXHIBIT 3.08 attached hereto, or acquired since the date of such balance sheet (except personal property disposed of since said date in the ordinary course of business) free of any mortgages, pledges, charges, liens, security interests or other encumbrances. The Company enjoys peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid and subsisting and in full force and effect.

         (b) The Company owns or has a valid right to use the Intellectual Property Rights being used to conduct its business as now operated and as now proposed by the Company to be operated (a complete list of licenses and registrations of such Intellectual Property Rights is attached hereto as EXHIBIT 3.07); and the conduct of its business as now operated and as now proposed to be operated does not and will not conflict with or infringe upon the intellectual property rights of others. Except as set forth on EXHIBIT 3.07, no claim is pending or threatened against the Company and/or its officers, employees and consultants to the effect that any such Intellectual Property Right owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company. Except pursuant to the terms of any licenses specified on EXHIBIT 3.07, the Company has no obligation to compensate any Person for the use of any such Intellectual Property Rights and the Company has not granted any Person any license or other right to use any of the Intellectual Property

Rights of the Company, whether requiring payment of royalties or not.

         (c) The Company has taken all reasonable measures to protect and preserve the security, confidentiality and value of its Intellectual Property Rights, including its trade secrets and other confidential information. All employees and consultants of the Company involved in the design, review, evaluation or development of products or Intellectual Property Rights have executed a nondisclosure and assignment of inventions agreements sufficient, to the extent permitted by law, to protect the confidentiality and value of the Company's Intellectual Property Rights and to vest in the Company exclusive ownership of such Intellectual Property Rights. All trade secrets and other confidential information of the Company are presently valid and protectible and are not part of the public domain or knowledge, nor, to the best knowledge of the Company, have they been used, divulged or appropriated for the benefit of any person other than the Company or otherwise to the detriment of the Company. To the best of the Company's knowledge, no employee or consultant of the Company has used any trade secrets or other confidential information of any other person in the course of their work for the Company. Except as set forth on Exhibit 3.07, the Company is the exclusive owner of all right, title and interest in its Intellectual Property Rights as purported to be owned by the Company, and such Intellectual Property Rights are valid and in full force and effect. Except as set forth on Exhibit 3.07, neither the Company, nor any of its Key Employees or consultants has received notice of, and to the best of the Company's knowledge after reasonable investigation, there are no claims that the Company's Intellectual Property Rights or the use or ownership thereof by the Company infringes, violates or conflicts with any such right of any third party. Except as set forth on Exhibit 3.07, no university, hospital, government agency (whether federal or state) or other organization which sponsored research and development conducted by the Company has any claim of right to or ownership of or other encumbrance upon the Intellectual Property Rights purported to be owned by the Company.

         3.08. FINANCIAL INFORMATION. The Company's unaudited Income Statement, Statement of Stockholders' Equity (Deficit) and Statement of Cash Flow for the period from the date of inception to December 31, 1992 and Balance Sheet as at December 31, 1992, copies of which are attached hereto as EXHIBIT 3.08A, present fairly the financial position of the Company as at the date thereof and have been prepared in accordance with generally accepted accounting principles consistently applied, except for the absence of footnotes prepared in accordance with generally accepted accounting principles. The Company's unaudited Income Statement, Statement of Stockholders' Equity (Deficit) and Statement of Cash Flow for the three months ended March 31, 1993 and Balance Sheet as at March 31, 1993, copies of which are attached hereto as Exhibit 3.08B, present fairly the financial position of the Company as at the date thereof and have been prepared in accordance with generally accepted accounting principals consistently applied, except for the absence of footnotes and subject to year-end adjustments. The financial statements attached as Exhibits 3.08A and 3.08B are referred to herein as the "Financial Statements". The Company does not have, and has no reasonable grounds to know of, any liability, contingent or otherwise, not adequately reflected in or reserved against in the Financial Statements. Except as set forth in EXHIBIT 3.08C, since December 31, 1992, (i) there has been no material adverse change in the business, assets, operations, affairs, prospects or financial condition of the Company; (ii) neither the business, financial condition, operations, prospects or affairs of the Company nor any of its properties or assets, including without limitation, its Intellectual Property Rights, have been materially adversely affected as the result of any legislative or regulatory change, any revocation or change in any franchise, permit, license or right to do business, or any other event or occurrence, whether or not insured against; and (iii) the Company has not entered into any material transaction other than in the ordinary course of business, made any distribution on its capital stock, or redeemed or repurchased any of its capital stock, except as set forth on EXHIBIT 3.08C.

         3.09. TAXES. The Company has accurately prepared and timely filed all federal, state and other tax returns required by law to be filed by it, has paid or made provision for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been made and are reflected in the Company's financial statements for all current taxes and other charges to which the Company is subject and which are not currently due and payable. None of the federal income tax returns of the Company have been audited by the Internal Revenue Service. The Company knows of no additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened for any period, nor of any basis for any such assessment, adjustment or contingency. Neither the Company nor, to the best of the Company's knowledge, any of its stockholders, has ever filed a consent pertaining to the Company pursuant to section 341(f) of the Code relating to collapsible corporations.

         3.10. ERISA. The Company makes no contributions to any employee pension benefit plans for its employees which plans are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         3.11. TRANSACTIONS WITH AFFILIATES. Except as set forth in EXHIBIT 3.11, there are no material loans, leases, royalty agreements or other continuing transactions between (a) the Company or any of its customers or suppliers, and (b) any officer, employee, consultant or director of the Company or any Person owning five percent (5%) or more of the capital stock of the Company or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

         3.12. ASSUMPTIONS OR GUARANTIES OF INDEBTEDNESS OF OTHER PERSONS. The Company has not assumed, guaranteed, endorsed, or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss), any Indebtedness of any other Person except as set forth in EXHIBIT 3.12.

         3.13. INVESTMENTS IN OTHER PERSONS. Except as set forth in EXHIBIT 3.13, the Company has not made any loans or advances to any Person which is outstanding on the date of this Agreement in excess of $10,000 in the aggregate, nor is it committed or obligated to make any such loan or advance, nor does the Company own any capital stock, assets comprising the business of, obligations of, or any interest in, any Person. The Company does not have, and has not since its incorporation had, any Subsidiaries.

         3.14. SECURITIES ACT OF 1933. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Series A Shares hereunder. Neither the Company nor anyone acting on its behalf has or will sell, offer to sell or solicit offers to buy the Series A Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Series A Shares under the registration provisions of the Securities Act and applicable state securities laws.

         3.15. DISCLOSURE. Neither this Agreement, the Financial Statements, nor any other agreement, document, certificate, statement, whether oral or written, furnished to any of the Purchasers or their special counsel by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which made, not misleading. There is no fact within the knowledge of the Company or any of its executive officers which has not been disclosed herein or in writing by them to the Purchasers and which materially adversely affects, or in the future in their opinion may, insofar as they can now foresee, materially adversely affect the business, operations, properties, Intellectual Property Rights, assets or condition, financial or other, of the Company. Without limiting the foregoing, the Company has no knowledge that there exists, or there is pending or planned, any patent, invention, device, application or principle or any statute, rule, law, regulation, standard or code which would materially adversely affect the business, operations, Intellectual Property Rights, affairs or financial condition of the Company.

         3.16. BROKERS OR FINDERS. No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the

Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or its respective agents except for amounts which the Company has heretofore agreed in writing to pay Axiom pursuant to the agreements attached hereto as Exhibit 1.06.

         3.17. CAPITALIZATION; STATUS OF CAPITAL STOCK. As of the Closing, the Company will have a total authorized capitalization consisting of (i) 30,000,000 shares of Common Stock, $.001 par value, and (ii) 23,000,000 shares of Preferred Stock, $.001 par value, of which 17,600,000 shares will be designated as Series A Preferred Stock. As of the Closing, 4,125,000 shares of Common Stock will be issued and outstanding, and, without giving effect to the transactions contemplated hereby, no shares of Series A Preferred Stock will be issued or outstanding, other than such as shall be issued at the Closing. A complete list of the capital stock of the Company which has been previously issued and the names in which such capital stock is registered on the stock transfer book of the Company is set forth in EXHIBIT 3.17 hereto. All the outstanding shares of capital stock of the Company have been duly authorized, and are validly issued, fully paid and non-assessable. The Series A Shares, when issued, delivered and paid for in accordance with the terms hereof, and the Conversion Shares, when issued and delivered upon conversion of the Preferred Shares, will be duly authorized, validly issued, fully-paid and non-assessable. Except for 2,000,000 shares of Common Stock that will be reserved for issuance upon exercise of stock options as further set forth in EXHIBIT 3.17, no options, warrants, subscriptions or purchase rights of any nature to acquire from the Company, or commitments of the Company to issue, shares of capital stock or other securities are authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares or rights to acquire any of its capital stock or other securities except as contemplated by this Agreement and the ImClone Subscription Agreement. Except as set forth in EXHIBIT 3.17, none of the Company's outstanding securities or authorized capital stock or the Series A Shares is subject to any rights of redemption, repurchase, rights of first refusal, preemptive rights or other similar rights, whether contractual, statutory or otherwise, for the benefit of the Company, any stockholder, or any other Person, except pursuant hereto or the

Voting Agreement or the Co-Sale Agreement. Except as set forth in EXHIBIT 3.17, there are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement. Except as set forth in EXHIBIT 3.17, there are no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting or transfer of the capital stock of the Company. The offer and sale of all capital stock and other securities of the Company issued before the Closing complied with or were exempt from all applicable federal and state securities laws and no stockholder has a right of rescission or damages with respect thereto.

         3.18. REGISTRATION RIGHTS. Except as set forth on EXHIBIT 3.18, and except for the rights granted to the Purchasers pursuant to Article V hereof, no Person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.

         3.19. INSURANCE. ImClone maintains on behalf of the Company insurance covering the Company's properties and business adequate and customary for the type and scope of the properties, assets and business, and similar to companies of comparable size and condition similarly situated in the same industry in which the Company operates, but in any event in amounts sufficient to prevent the Company from becoming a co-insurer or self-insurer, with provision for reasonable deductibles and following the Closing the Company will use its reasonable best efforts to obtain as promptly as practicable comparable insurance coverage under policies in the Company's own name on commercially reasonable terms.

         3.20. BOOKS AND RECORDS. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

         3.21. MATERIAL AGREEMENTS. Except as set forth in EXHIBIT 3.21, the Company is not a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 or Form S-18 if the Company were registering securities under the Securities Act, or any other agreement which could adversely affect the business, assets, liabilities, Intellectual Property Rights, financial condition or operations of the Company. The Company, and to the best of the Company's knowledge, each other party thereto have in all material respects performed all the obligations required to be performed by them to date, have received no notice of default and are not in default under any lease, agreement or contract now in effect to which the Company is a party or by which it or its property may be bound, the result of which could cause a material adverse change in the business, assets, liabilities, Intellectual Property Rights, operations or financial condition of the Company. Except as set forth in EXHIBIT 3.21, each of the contracts or agreements listed in EXHIBIT
3.21 is in full force and effect with no default, anticipated or threatened default or failure of performance or observance of any obligations or conditions contained therein, and none of the foregoing parties nor the Company has provided any notice of default or of its intention to terminate these agreements.

         3.22. ABSENCE OF CERTAIN DEVELOPMENTS. Except as provided in EXHIBIT
3.22 attached hereto, since December 31, 1992 the Company has not:

             (a) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

             (b) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's business;

             (c) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

             (d) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

             (e) mortgaged or pledged any of its assets, tangible or intangible, or subjected them to any lien, charge or other encumbrance, except liens for current property taxes not yet due and payable;

             (f) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

             (g) sold, assigned or transferred any patents, patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any persons except to potential customers, investors or corporate or academic partners or collaborators in the ordinary course of business;

             (h) suffered any substantial losses (other than losses from operations for financial reporting purposes) or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

             (i) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

             (j) made capital expenditures or commitments therefor that aggregate in excess of $25,000;

             (k) entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

             (l) made charitable contributions or pledges in excess of $5,000;

             (m) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

             (n) experienced any problems with labor or management in connection with the terms and conditions of their employment; or

             (o) effected any two or more events of the foregoing kind which in the aggregate would be material to the Company.

         3.23. ENVIRONMENTAL AND SAFETY LAWS. To the best of the Company's knowledge after due investigation, it is not in violation of any applicable statute, law or regulation relating to the environment or occupational safety and health, and to the best of its knowledge after due investigation, no material expenditures will be required in order to comply with any such statute, law or regulation.

         3.24. U.S. REAL PROPERTY HOLDING CORPORATION. The Company is not now and has never been a "United States Real Property Holding Corporation" as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service.

         3.25 PAYMENTS FROM INDIVIDUAL INVESTORS. At or before the time of Closing, the Company has received $2,000,000 as payment for the Series A Shares to be purchased by the Individual Purchasers and none of such money remains in the escrow account held by Axiom; and such $2,000,000 includes $150,000 received from Samuel D. Waksal.

                                   ARTICLE IV

                            COVENANTS OF THE COMPANY

         4.01. KEY PERSON INSURANCE. Without limiting any other covenants and provisions hereof, and except to the extent the following covenant and provisions of this Section 4.01 are waived in any instance by the holders of a majority of the outstanding Series A Shares, the Company covenants and agrees that until the consummation of a Qualified Public Offering, it will at all times maintain key person insurance on the lives of such of the Key Employees of the Company and in such amounts and on such terms as determined from time to time by the Board of Directors. Without in any way limiting the foregoing, within 60 days after the Closing, the Company will obtain policies of key-person insurance on the lives of Dr. Jeremy Levin and James Broach, each policy to be in the amount of $1 million and to name the Company as beneficiary, if such policies are, in the opinion of the Board of Directors, available on commercially reasonable terms, and shall thereafter maintain such policies until the time of a Qualified Public Offering so long as the same are, in the opinion of the Board of Directors, available on commercially reasonable terms and the employment of such individuals by the Company has not terminated.

         4.02. REPORTING REQUIREMENTS. Until the consummation of the Initial Public Offering, the Company will furnish the following to each Person who holds more than 1 million Series A Shares issued pursuant to this Agreement:

             (a) MONTHLY AND QUARTERLY REPORTS. As soon as available and in any event within 45 days after the end of each calendar month, consolidated balance sheets of the Company and its Subsidiaries as of the end of such month and consolidated statements of income and stockholders' equity and a summary statement of monthly cash flow of the Company and its Subsidiaries for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and prepared in accordance with generally accepted accounting principles consistently applied, and including comparisons to the monthly budget or business plan and an analysis of the variances from the budget or plan; and, as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year, a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal quarter and consolidated statements of income, stockholders' equity and cash flow of the Company and its Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the prior fiscal year, prepared in accordance with generally accepted accounting principles consistently applied, and including comparisons to the monthly budget or business plan and an analysis of the variances from the budget or plan;

             (b) ANNUAL REPORTS. As soon as available and in any event within 90 days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its Subsidiaries, including therein consolidated balance sheets of the

Company and its Subsidiaries as of the end of such fiscal year and consolidated statements of income, retained earnings and of cash flow of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all such consolidated statements to be duly certified by the chief financial officer of the Company and an independent public accountant of recognized national standing selected by the Board of Directors;

             (c) BUDGETS AND OPERATING PLAN. As soon as available and in any event at least 30 days before the beginning of each fiscal year of the Company, a business plan and monthly and quarterly operating budgets for the forthcoming fiscal year; as promptly as practicable, any changes to such budget or business plan; and copies of such business plan and budgets shall be delivered to the Board of Directors contemporaneously with the delivery to such Purchasers.

             (d) NOTICE OF ADVERSE CHANGES. Promptly after the occurrence thereof and in any event within five (5) business days after each occurrence, notice of any material adverse change in the business, assets, Intellectual Property Rights, management, operations or financial condition of the Company; and

             (e) CERTAIN REPORTS AND OTHER INFORMATION. Promptly after distribution to holders of the Common Stock, $.001 par value, of the Company, provide to each Purchaser copies of all reports, notices, and other information as the Company shall make available generally to the holders of its Common Stock.

         4.03. LOANS TO CERTAIN PERSONS. The Company will not lend money to any director or officer of the Company or to any person who is an affiliate (as that term is defined for purposes of the Exchange Act) of the Company except (a) pursuant to the agreement disclosed in Exhibit 3.08C hereof and (b) as approved from time to time by the Board.

         4.04. ISSUANCE AND SALES OF SERIES A SHARES. Subsequent to the Closing, the Company will not issue or sell any shares of Series A Preferred Stock except
(a) to ImClone pursuant to the ImClone Subscription Agreement, (b) to the Purchasers pursuant to the exercise by the Purchasers of their right of first refusal pursuant to Article VI hereof in respect of Series A

Shares which may be issued and sold to ImClone pursuant to the ImClone Subscription Agreement, and (c) to Individual Purchasers pursuant to Subscription Agreements accepted by the Company; PROVIDED, HOWEVER that in the case of any such issuance and sale pursuant to this clause (c), the Purchaser thereof shall have executed and delivered to the Company counterparts of this Agreement and the Voting Agreement.

         4.05. LIMITATION ON OWNERSHIP. The Company will not issue shares of capital stock of the Company or warrants, options or other rights to purchase shares of capital stock of the Company or securities convertible into capital stock of the Company to employees (including officers) of the Company at any time when the aggregate cumulative amount of capital stock issued by the Company to employees (including officers) of the Company plus the amount thereof which such Persons have the right to acquire upon exercise of warrants, options or other rights or conversion of such convertible securities issued or granted to such Persons by the Company would have voting power equal to more than 12 percent of the voting power of all outstanding capital stock of the Company (after giving effect to the exercise of all such warrants, options or other rights and conversion rights of employees (including officers) of the Company; PROVIDED, HOWEVER, that for purposes of the limitation contained in this Section 4.05, the 2,025,000 shares of Common Stock issued to persons who, as of the date of the Closing, are parties to Restricted Stock Agreements shall not be deemed owned by employees (including officers) of the Company.

         4.06. LIMITATION ON REPURCHASES. The Company shall not purchase any outstanding shares of its capital except pursuant to an agreement or transaction which has been approved by the Board of Directors prior to such purchase.

                                    ARTICLE V

                               REGISTRATION RIGHTS

         5.01. PIGGY-BACK REGISTRATIONS. If at any time the Company shall determine to register for its own account or the account of others under the Securities Act (including pursuant to the Qualified Public Offering, the Initial Public Offering or a demand for registration of any stockholder of the Company) any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans, it shall send to each holder of Registrable Shares, including each holder who has the right to acquire Registrable Shares, who is entitled to registration rights under this Section 5.01 written notice of such determination and, if within fifteen (15) days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered, except that if, in connection with the Initial Public Offering or the Qualified Public Offering the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares with respect to which such holder has requested inclusion hereunder. Any exclusion of Registrable Shares shall be made pro rata among the Purchasers (or their assigns who are entitled to and have requested registration under this Section 5.01) seeking to include Registrable Shares, in proportion to the number of Registrable Shares sought to be included by such Purchasers (or their assigns who are entitled to and have requested registration under this
Section 5.01) PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Shares unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such registration statement; and PROVIDED FURTHER, HOWEVER, that any exclusion of Registrable Shares shall be made pro rata with holders of other securities having the right to include such securities in the registration statement. No incidental right under this Section 5.01 shall be construed to limit any registration required under Section 5.02. The obligations of the Company to any particular Purchaser under this

Section 5.01 may be waived by such Purchaser at any time and shall expire on the seventh anniversary following the consummation of a Qualified Public Offering or at any time after the Company has effected five registrations for the benefit of the Purchasers under this Section 5.01; PROVIDED, HOWEVER, that any Purchaser (or assign who is entitled to and has requested registration under this Section 5.01) who shall have had any Registrable Shares excluded from any registration statement in accordance with this Section 5.01 shall be entitled to include in an additional registration statement filed by the Company the Registrable Shares so excluded.

         5.02. DEMAND REGISTRATION. If at any time after the earlier of (A) the Initial Public Offering or (B) the date that is three years after the date of the Closing, holders of Registrable Shares who are entitled to registration rights under this Section 5.02 shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale Registrable Shares held by such holders which shares (A) constitute at least twenty percent (20%) of the Registrable Shares (or, if all of the shares of capital stock issuable pursuant to the ImClone Subscription Agreement shall have been issued for an aggregate purchase price of $1,200,000, at least eighteen percent (18%) of the Registrable Shares, or (B) have an anticipated aggregate offering price, net of underwriting discounts and commissions, equal to more than $2,500,000, based on the market price of the shares of Common Stock at the time such holders notify the Company, if a public trading market for shares of Common Stock exists at such time, or based on the written advice (a copy of which shall be furnished to the Company) of a securities underwriting firm retained by such holders, if no such public trading market exists at such time, then the Company will so notify all holders of Registrable Shares, including all holders who have a right to acquire Registrable Shares. Upon written request of any holder given within fifteen (15) days after the receipt by such holder from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Shares as may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible. The Company shall not be required to file a registration statement with the Commission pursuant to this Section 5.02 at any time while another registration statement (other than on Form S-3 or S-8) of the Company has been filed with the Commission and is not yet effective or within six months after the effective date of another registration statement (other than on Form S-3 or S-8) filed by the Company with the Commission. The Company shall not be required to effect more than one registration during any twelve (12) month period pursuant to this Section 5.02 and two such registrations in the aggregate. Notwithstanding any other provision of this Agreement, in addition to the two registrations hereinabove provided in this Section 5.02, any Purchaser who shall have purchased for cash or property Series A Shares having an aggregate purchase price as shown in Exhibit 1.01 of $1,000,000 or more shall be entitled to request one registration hereunder for Registrable Shares held by such Purchaser and its affiliates (as defined for purposes of the Exchange Act) and every other Purchaser and its affiliates who would have been entitled to request such registration. If despite such additional registration having become effective such Purchasers of Series A Shares having a purchase price of $1,000,000 and their respective affiliates shall have been unable to dispose of all Registrable Shares held by them, then any such Purchasers who at the time are "affiliates" (as defined in Rule 144 under the Securities Act) of the Company shall be entitled upon request of any such Purchaser to an additional registration hereunder for Registrable Shares held by them and their respective affiliates. Each such additional registration provided for in the two preceding sentences shall otherwise be subject to the terms and provisions of this Agreement, except that notice of a request by a Purchaser for any such registration shall be given only to those Purchasers who would have been entitled to request such registration, and the Company shall include in such registration only Registrable Shares of such Purchasers, and their respective affiliates. In connection with any request by any holder of Registrable Securities for registration thereof pursuant to this Section, the Company shall have the right to defer the filing of a registration statement with the Commission for up to 120 days after such filing would otherwise be required hereunder if the Company shall furnish to the holders requesting such registration a certificate signed by the President of the Company stating that, in the good faith judgment of the Company, it would be detrimental to the interests of the Company for such registration statement to be filed at such time, and if the Company shall have furnished such certificate then the Company shall have the right to defer the filing of such registration statement for an additional period of up to 120 days if the Company shall furnish to the holders requesting such registration a copy of a resolution of the Board of Directors, certified by the Secretary of the Company, to the effect that, in the good faith judgment of the Board of Directors, it would be detrimental to the interests of the Company for such registration statement to be filed at such time.

         5.03. REGISTRATIONS ON FORM S-3. In addition to the rights provided the holder of Registrable Shares in Sections 5.01 and 5.02, if the registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), then upon the written request of one or more holders of Registrable Shares who are entitled to registration rights under this Section 5.03 for the registration of a number of Registrable Shares held by such holders which have an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least $750,000, based on the market price at the time such request is made, the Company will so notify each holder of Registrable Shares, including each holder who has a right to acquire Registrable Shares, and then will, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Registrable Shares as the holder or holders shall specify in the initial request to the Company or upon written request of a holder to the Company given within fifteen (15) days after the receipt by the holder from the Company of such notification; PROVIDED, HOWEVER, the Company shall not be required to effect a registration pursuant to this
Section 5.03 unless the market value of the Registrable Shares to be sold in any such offering, less underwriting discounts and commissions, shall be estimated to be at least $750,000 at the time of filing such registration statement; and PROVIDED FURTHER, HOWEVER, that the Company shall not be required to effect more than one (1) registration during any twelve (12) month period pursuant to this
Section 5.03 and three (3) such registrations in the aggregate. Subject to the foregoing, no registration of Registrable Shares pursuant to this Section 5.03 shall be construed to limit any registration required under

Section 5.01 or 5.02.

         5.04. EFFECTIVENESS. The Company will use its best efforts to maintain the effectiveness for up to 90 days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering, or one year in the case of a "shelf" registration statement on Form S-3) of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

         5.05. INDEMNIFICATION BY THE COMPANY. (a) In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, UNLESS (i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by any such holder of Registrable Shares (in the case of indemnification of such holder), any such underwriter (in the case of indemnification of such underwriter) or any such controlling Person (in the case of indemnification of such controlling person) expressly for use therein, or UNLESS (ii) in the case of a sale directly by such holder of Registrable Shares (including a sale of such Registrable Shares through any underwriter retained by such holder of Registrable Shares to engage in a distribution solely on behalf of such holder of Registrable Shares), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such holder of Registrable Shares or such underwriter on a timely basis, and such holder of Registrable Shares failed to deliver a copy of the final or amended prospectus at or prior to the confirmation for the sale of the Registerable Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

         (b) Promptly after receipt by any holder of Registrable Shares, any underwriter or any controlling Person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof (PROVIDED, that failure by any such person to so notify the Company shall not relieve the Company from any liability it may have hereunder to any other Person entitled to claim indemnity or contribution hereunder) and, subject to the provisions hereinafter stated, the Company shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such holder of Registrable Shares, such underwriter or such controlling Person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

         (c) Such holder of Registrable Shares, any such underwriter or any such controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel subsequent to any assumption of the defense by the Company shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized in writing by the Company. The Company shall not be liable to indemnify any Person for any settlement of any such loss, claim, damage, expense, liability or action effected without the Company's written consent. The Company shall not, except with the approval of each party being indemnified under this Section 5.05, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

         (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any holder of Registrable Shares exercising rights under this Article V, or any controlling Person of any such holder, makes a claim for indemnification pursuant to this
Section 5.05 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5.05 provides for indemnification in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement, net of any underwriting discounts or commissions paid by such holder; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         5.06. INDEMNIFICATION BY HOLDERS OF REGISTRABLE SHARES. (a) In the event that the Company registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable shares expressly for use therein; PROVIDED, HOWEVER, that such holder's obligations hereunder shall be limited to an amount equal to the aggregate public offering price of the Registrable Shares sold by such holder in such registration, net of any underwriting discounts or commissions paid by such holder.

         (b) Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Shares hereunder, the Company will notify such holder of Registrable Shares in writing of the commencement thereof (PROVIDED, that failure by the Company to so notify such holder shall not relieve such holder from any liability it may have hereunder to any other Person entitled to claim indemnity or contribution hereunder), and such holder of Registrable Shares shall, subject to the provisions hereinafter stated, be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by such holder of Registrable Shares shall not be at the expense of such holder of Registrable Shares unless employment of such counsel has been specifically authorized in writing by such holder of Registrable Shares. Such holder of Registrable Shares shall not be liable to indemnify any Person for any settlement of any such loss, claim, damage, expense, or liability or action effected without such holder's written consent.

         (c) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company or another Person entitled to indemnification pursuant to this Section 5.06 makes a claim for indemnification pursuant to this Section 5.06, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section 5.06 provides for indemnification, in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement, net of any underwriting discounts or commissions paid by such holder; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         5.07. EXCHANGE ACT REGISTRATION. If the Company at any time shall list any class of equity securities of the type which may be issued upon the conversion of the Series A Preferred Stock on any national securities exchange or obtain authorization for shares of such class to be quoted on an automated quotation system and shall register such class of equity securities under the Exchange Act, the Company will, at its expense, simultaneously list on such exchange or qualify for trading on such automated quotation system and maintain such listing or authorization of, the Conversion Shares of such class. If the Company becomes subject to the reporting requirements of either Section 13 or
Section 15(d) of the Exchange Act, the Company will use its best efforts to timely file with the Commission such information as the Commission may require under either of said Sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereafter in effect) with respect to such Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Securities without registration. After the occurrence of the Initial Public Offering, the Company agrees to use its best efforts to facilitate and expedite transfers of the Shares pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Shares.

         5.08. DAMAGES. The Company recognizes and agrees that the holder of Registrable Shares will not have an adequate remedy if the Company fails to comply with this Article V and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of Registrable Shares or any other Person entitled to the benefits of this Article V requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Article V.

         5.09. FURTHER OBLIGATIONS OF THE COMPANY. Whenever under the preceding Sections of this Article V, the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

             (a) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

             (b) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

             (c) Furnish to each selling holder a signed counterpart, addressed to the selling holders, of

                  (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

                  (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

             (d) Permit each selling holder of Registrable Shares or such holders counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

             (e) Furnish to each selling holder of Registrable Shares a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of securities;

             (f) Use its best efforts to insure the obtaining of all necessary approvals from the NASD;

             (g) To cause all Registrable Shares so registered pursuant hereto to be listed on any securities exchange or authorized for quotation in any automated quotation system on or in which outstanding shares of such class are listed or authorized for quotation at the time such registration is declared effective by the Commission;

             (h) Designate a transfer agent and registrar for the class or classes of shares which include such Registrable Shares and obtain a CUSIP number for such class or classes of shares, in each case not later than the date such registration is declared effective by the Commission; and

             (i) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement covering the Initial Public Offering, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         Whenever under the preceding Sections of this Article V the holders of Registrable Shares are registering such shares pursuant to any registration statement, each such holder agrees to (i) timely provide to the Company, at its request, such information and materials as it may reasonably request in order to effect the registration of such Registrable Shares and (ii) convert all Series A Shares into the shares of Common Stock included in any registration statement, such conversion to be effective at or before the closing of such offering pursuant to such registration statement.

         5.10. EXPENSES. In the case of each registration effected under Section 5.01, 5.02 or 5.03, the Company shall bear all reasonable costs and expenses of each such registration on behalf of the selling holders of Registrable Shares, including, but not limited to, the Company's printing, legal and accounting fees and expenses, Commission and NASD filing fees and "Blue

Sky" fees; PROVIDED, HOWEVER, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts attributable to the Registrable Shares being offered and sold by the holders of the Registrable Shares, or the fees and expenses of counsel for the selling holders of Registrable Shares in connection with the registration of the Registrable Shares. The Company shall pay all expenses of the holders of the Registrable Shares in connection with any registration initiated pursuant to this Article V which is withdrawn or abandoned at the request of the Company, except if such withdrawal or abandonment is caused by the fraud, material misstatement or omission of a material fact by any holder of Registrable Shares to be included in such registration, in which case such expenses shall be paid by the holder or holders who have caused such withdrawal or abandonment. If a registration requested by holders of Registrable Shares pursuant to Section 5.02 shall be withdrawn prior to becoming effective under the Securities Act at the request of the holders of all Registrable Shares included therein, and in connection with such withdrawal such holders agree that, notwithstanding such withdrawal, for purposes of this Agreement such withdrawn registration shall satisfy the Company's obligation for one of the registrations which the Company is required to provide pursuant to Section 5.02, then the Company shall pay the expenses of such registration to the extent provided in the first sentence of this Section 5.10; PROVIDED, HOWEVER, that if such registration statement is withdrawn by reason of the fact that, prior to effectiveness of such registration statement, the registration statement filed or to be filed with the Commission contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and the Company shall have failed, within a reasonable time after receipt of written notice thereof from any such holder to take reasonable measures to correct such deficiency, such holders shall not be responsible for the costs of such registration (other than expenses described in the proviso to the first sentence of this Section 5.10).

         5.11. TRANSFERABILITY. (a) For all purposes of Article V of this Agreement, a Purchaser or assignee thereof who becomes a party to this Agreement in accordance with Section 5.11(b) hereof shall be deemed at any particular time to be the holder of all Registrable Securities of which such Person shall at such time be the "beneficial owner," determined in accordance with Rule 13d-3 under the Exchange Act.

         (b) For all purposes of Article V of this Agreement, the holder of Registrable Shares shall include not only the Purchasers named in EXHIBIT 1.01 hereof but (i) any assignee or transferee of the Registrable Shares who acquires at least 250,000 Registrable Shares and who is not a competitor of the Company, or (ii) any assignee or transferee of a Purchaser which is a partnership if such assignee or transferee is a general or limited partner of such Purchaser; PROVIDED, HOWEVER, that such assignee or transferee agrees in writing to be bound by all of the provisions of this Agreement, including, without limitation,
Section 5.12 hereof.

         5.12. "LOCK-UP" AGREEMENT. Each holder of Registrable Shares, if so requested by the Company and an underwriter of Common Stock or other securities of the Company, not to sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, whether in privately-negotiated or open-market transactions, any Common Stock or other securities of the Company held by it or which it has the right to acquire during the 180-day period following the effective date of a registration statement filed with the Commission in connection with such offering or such shorter period as such underwriter shall have advised the Company in writing is adequate to permit the successful and orderly distribution of such Common Stock or other securities; provided, however, that such "lock-up" agreement shall be in writing and in form and substance satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said 180-day period. In connection with the preparation and filing of any such registration statement, the Company shall use its reasonable best efforts (1) to enforce the obligations of its stockholders (and any Person who shall have the right to acquire capital stock of the Company) who have agreed with the Company to enter into "lock-up" or "market stand-off" agreements and (2) to obtain a "lock-up" or "market-stand-off" agreement from all of its other stockholders and all other such Persons.

         5.13. MERGERS, ETC. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under Article V of this Agreement, and for that purpose references hereunder to Registrable Shares shall be deemed to be references to the securities which the Purchasers would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; PROVIDED, HOWEVER, that the provisions of this Section 5.13 shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if all stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

                                   ARTICLE VI

                             RIGHT OF FIRST REFUSAL

         6.01. RIGHT OF FIRST REFUSAL. Before the Company shall issue, sell or exchange, agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange (unless, in the case of an agreement, obligation, reservation or setting aside, the same is expressly subject to the rights of the Purchasers under the provisions of this Article VI), any (i) shares of Common Stock, (ii) any other equity security of the Company, including without limitation, shares of any series of the Company's class of Preferred Stock and any Series A Shares to be sold pursuant to the ImClone Subscription Agreement, (iii) any convertible debt security of the Company, including without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of the Company, (iv) any security of the Company that is a combination of debt and equity, or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of the Company, the Company shall, in each case, first offer to sell such securities (the "Offered Securities") to those Purchasers then holding Shares as follows: The Company shall offer to sell to each Purchaser (a) that portion of the Offered Securities as the number of Shares then held by a Purchaser bears to the total number of Shares held by all Purchasers (the "Basic Amount"), and (b) such additional portion of the Offered Securities as such Purchaser shall indicate it will purchase should the other Purchasers subscribe for less than their Basic Amounts (the "Undersubscription Amount"), at a price and on such other terms as shall have been specified by the Company in writing delivered to the Purchasers (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of thirty (30) days from receipt by the Purchaser of the Offer.

         6.02. NOTICE OF ACCEPTANCE. Notice of each Purchaser's intention to accept, in whole or in part, any Offer made pursuant to Section 6.01 shall be evidenced by a writing, in form, scope and substance reasonably satisfactory to the Company, signed by such Purchaser and delivered to the Company prior to the end of the 30-day period of such offer, setting forth such of the Purchaser's Basic Amount as such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, such Undersubscription Amount as such Purchaser shall elect to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Purchasers are less than the total Offered Securities, then each Purchaser who has set forth Undersubscription Amounts in its Notice of Acceptance shall purchase, in addition to the Basic Amounts subscribed for, all Undersubscription Amounts it has subscribed for; PROVIDED, HOWEVER, that should the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Purchaser who has subscribed for any Undersubscription Amount shall purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Purchaser bears to the total Undersubscription Amounts subscribed for by all Purchasers, subject to rounding up by the Board of Directors to the extent it reasonably deems necessary.

         6.03. CONDITIONS TO ACCEPTANCES AND PURCHASE. (a) PERMITTED SALES OF REFUSED

SECURITIES. In the event that Notices of Acceptance are not given by the Purchasers in respect of all the Offered Securities, the Company shall have ninety (90) days from the end of said 30-day period to sell any such Offered Securities as to which a Notice of Acceptance has not been given by the Purchasers (the "Refused Securities") to the Person or Persons specified in the Offer, but only for an amount and kind (or the cash equivalent thereof)of consideration and otherwise in all respects upon the terms and conditions, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other Person or Persons or less favorable to the Company (as determined in good faith by the Board of Directors) than those set forth in the Offer.

             (b) REDUCTION IN AMOUNT OF OFFERED SECURITIES. In the event the Company shall propose to sell less than all of the Refused Securities (any such sale to be in the manner and on the terms specified in Section 6.03(a) above), then each Purchaser may reduce the number of shares or other units of the Offered Securities specified in its respective Notices of Acceptance to an amount which shall be not less than the amount of the Offered Securities which the Purchaser elected to purchase pursuant to Section 6.02 multiplied by a fraction, (i) the numerator of which shall be the amount of Offered Securities which the Company actually proposes to sell, and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its respective Notices of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have again been offered to the Purchasers in accordance with Section 6.01.

             (c) CLOSING. At the closing of the sale to such other Person or Persons of all or less than all the Refused Securities, which closing shall include payment in full of the purchase price therefor, the Purchasers shall purchase from the Company, and the Company shall sell to the Purchasers, the number of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 6.03(b) if the Purchasers have so elected, upon the terms and conditions specified in the Offer, including, without limitation, payment in full for such Offered Securities. The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities in form and substance as offered to the purchasers or proposed purchasers of the Offered Securities who are not Purchasers.

         6.04. FURTHER SALE. In each case, any Offered Securities not purchased by the Purchasers or other Person or Persons in accordance with Section 6.03 may not be sold or otherwise disposed of until they are again offered to the Purchasers under the procedures specified in Section 6.01, 6.02 and 6.03.

         6.05. TERMINATION AND WAIVER OF RIGHT OF FIRST REFUSAL. The rights of a Purchaser under this Article VI may be waived only by Purchasers owning at least 85% of the Shares and shall terminate immediately prior to the effectiveness of the registration statement with respect to the Qualified Public Offering, but expressly conditioned on the consummation of the Qualified Public Offering.

         6.06. EXCEPTIONS. The rights of the Purchasers under this Article VI shall not apply to:

             (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

             (b) Preferred Stock issued as a dividend to holders of Preferred Stock upon any subdivision or combination of shares of Preferred Stock;

             (c) The Conversion Shares;

             (d) Up to 2,000,000 shares of Common Stock, or options exercisable therefor, issued on or after the date hereof to directors, officers, employees or consultants of the Company and any Subsidiary pursuant to any qualified or non-qualified stock option plan or agreement, employee stock ownership plan, employee benefit plan, stock purchase agreement, stock plan, stock restriction agreement, or consulting agreement or such other options, arrangements, agreements or plans approved by the compensation or similar committee of the Board of Directors or, if no such committee exists, by the Board of Directors of the Company;

             (e) Up to 500,000 shares of Common Stock which at the date of this Agreement are shares of treasury stock of the Company or are subject to Restricted Stock

Agreements and hereafter become treasury stock by reason of exercise of the Company's rights pursuant to Section 1 of any Restricted Stock Agreement, which treasury stock is sold by the Company from time to time to ImClone at a price of $.457 per share, on or prior to July 31, 1997, in an amount not in excess of the number (and in no event in excess of 500,000 shares) of shares of Common Stock which ImClone sells to any person who, at the date of this Agreement, is a party to a Restricted Stock Agreement; or

             (f) securities described in clause (i) through (v) of Section 6.01 which are to be issued as all or part of the consideration in a business combination involving the acquisition by the Company of all or part of the stock (or other equity interest), business or assets of another Person.

         Each of the foregoing numbers shall be subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event and, in the case of stock options and related shares referred to in section 6.06(d), as provided in the Cadus Pharmaceutical Corporation 1993 Stock Option Plan.

         Notwithstanding any provision of this Agreement, the terms for exercise of the rights granted under this Article VI with respect to securities issuable under the ImClone Subscription Agreement shall be modified by the terms and conditions of the ImClone Subscription Agreement relating to exercise of such rights.

                                   ARTICLE VII

                        DEFINITIONS AND ACCOUNTING TERMS

         7.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Accredited Investor" shall have the meaning assigned to that term in Rule 501 under the Securities Act.

         "Agreement" means this Preferred Stock Purchase Agreement as from time to time amended and in effect between the parties, including all Exhibits hereto.

         "Available Undersubscription Amount" shall have the meaning assigned to that term in Section 6.02.

         "Axiom" means Axiom Partners, Inc., a Delaware corporation, and the placement agent retained by the Company in connection with the offer and sale of Series A Shares to the Individual Investors.

         "Basic Amount" shall have the meaning assigned to that term in Section 6.01.

         "Board of Directors" or "Board" means the board of directors of the Company as constituted from time to time.

         "Certificate of Designation" shall have the meaning assigned to that term in Section 2.02(a).

         "Closing" shall have the meaning assigned to that term in Section 1.03.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

         "Common Stock" includes (a) the Company's Common Stock, $.001 par value, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to a preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Company's Certificate of Incorporation, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         "Company" means Cadus Pharmaceutical Corporation, a Delaware corporation, and its successors and assigns.

         "Consolidated" and "consolidating" when used with reference to any term defined herein mean that term as applied to the accounts of the Company and its Subsidiaries consolidated in accordance with generally accepted accounting principles consistently applied throughout reporting periods.

         "Conversion Shares" shall have the meaning assigned to that term in
Section 1.02.

         "Co-Sale Agreement" shall have the meaning assigned to that term in
Section 2.02(p).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Escrow Agent" shall mean with respect to any particular Purchaser Brian W. Pusch, Esq. or any other Person acting as escrow agent pursuant to the Escrow Agreement to which such Purchaser is a party.

         "Escrow Agreement" shall mean with respect to any particular Purchaser the Escrow Agreement in the form attached hereto as Exhibit 7.01 to which such Purchaser is a party.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission (or of any other Federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

         "Financial Statements" shall have the meaning provided in Section 3.08.

         "ImClone" shall have the meaning assigned to that term in Section 1.01.

         "ImClone Subscription Agreement" shall have the meaning assigned to that term in Section 2.02(o).

         "Indebtedness" means (i) any liability for borrowed money or evidenced by a note or similar obligation given in connection with the acquisition of any property or other assets (other than trade accounts payable incurred in the ordinary course of business); (ii) all guaranties, endorsements and other contingent obligations, in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and
(iii) the present value of any lease payments due under leases required to be capitalized in accordance with applicable

Statements of Financial Accounting Standards, determined by discounting all such payments at the interest rate determined in accordance with applicable Statements of Financial Accounting Standards.

         "Individual Purchasers" means the Persons who execute and deliver this Agreement as "Individual Purchasers".

         "Initial Public Offering" means the first underwritten public offering of Common Stock of the Company for the account of the Company and offered on a "firm commitment" or "best efforts" basis pursuant to an offering registered under the Securities Act with the Commission on Form S-1, Form S-18 or their then equivalents.

         "Intellectual Property Rights" means any and all, whether domestic or foreign, patents, patent applications, patent right, trade secrets, confidential business information, formula, processes, laboratory notebooks, algorithms, copyrights, mask works, claims of infringement against third parties, licenses, permits, license rights, contract rights with employees, consultants and third parties, trademarks, trademark rights, inventions and discoveries, and other such rights generally classified as intangible, intellectual property assets in accordance with generally accepted accounting principles.

         "Key Employee" means and includes the Chairman, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, or any other individual so designated by the Board of Directors of the Company.

         "Market Standoff Agreements" shall have the meaning provided in Section
2.02 (l).

         "NASD" means the National Association of Securities Dealers, Inc.

         "Nondisclosure Agreement" shall have the meaning assigned to that term in Section 2.02(i).

         "Notice of Acceptance" shall have the meaning assigned to that term in
Section 6.02.

         "Offer" shall have the meaning assigned to that term in Section 6.01.

         "Offered Securities" shall have the meaning assigned to that term in
Section 6.01.

         "Offering Memorandum" shall have the meaning assigned to that term in
Section 1.04.

         "Person" means an individual, corporation, partnership, joint venture, trust, university, or unincorporated organization, or a government, or any agency or political subdivision thereof.

         "Prospective Purchase Questionnaire" shall mean the Prospective Purchaser Questionnaire completed and signed by an Individual Purchaser in connection with the offer of Series A Shares to such Individual Purchaser.

         "Purchaser" and "Purchasers" shall have the meaning assigned to that term in Section 1.01 of this Agreement and shall include the original Purchasers and also any other holder of any of the Shares.

         "Qualified Public Offering" means a fully underwritten, firm commitment public offering pursuant to an effective registration under the Securities Act covering the offer and sale by the Company of its Common Stock in which the aggregate gross proceeds to the Company exceed $7,500,000 and in which the price per share of such Common Stock equals or exceeds $1.38 (such price subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event).

         "Refused Securities" shall have the meaning assigned to that term in
Section 6.03.

         "Registrable Shares" shall mean and include (i) the Conversion Shares; and (ii) the shares of Common Stock of the Company acquired by the Purchasers pursuant to Article VI hereof or any shares of Common Stock issuable on the conversion of other securities acquired by the Purchasers pursuant to Article VI hereof or otherwise; PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon the consummation of any sale pursuant to a registration statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include the Conversion Shares even if such conversion has not yet been effected.

         "Restricted Stock Agreement" shall have the meaning assigned to that term in Section 2.02(i).

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission (or of any other federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

         "Series A Preferred Stock" means the Convertible Preferred Stock, Series A, $.001 par value, of the Company having the rights, powers, privileges and preferences set forth in EXHIBIT 2.02 (A).

         "Series A Shares" shall have the meaning assigned to that term in
Section 1.01 of this Agreement.

         "Shares" means, collectively, the Series A Shares and the Conversion Shares.

         "Subscription Agreement" means a Subscription Agreement executed by an Individual Purchaser in connection with the offer of Series A Shares to such Individual Purchaser.

         "Subsidiary" or "Subsidiaries" means any Person of which the Company and/or any of its other Subsidiaries (as herein defined) directly or indirectly owns at the time at least fifty percent (50%) of the outstanding voting shares of every class of such corporation or trust other than directors' qualifying shares.

         "Undersubscription Amount" shall have the meaning assigned to that term in Section 6.01.

         "Voting Agreement" shall have the meaning assigned to that term in
Section 2.02(j).

         7.02. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.01. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         8.02. AMENDMENTS, WAIVERS AND CONSENTS. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (i) shall obtain consent thereto in writing from the holder or holders of at least a majority in interest of the Series A Shares and Conversion Shares issued upon conversion thereof and (ii) shall deliver copies of such consent in writing to any holders who did not execute such consent; PROVIDED that no consents shall be effective to reduce the percentage in interest of the Shares the consent of the holders of which is required under this Section 8.02. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         8.03. ADDRESSES FOR NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered to each applicable party at the address set forth in EXHIBIT 1.01 hereto or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

         If to any other holder of the Shares: at such holder's address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at the addresses set forth in EXHIBIT 1.01 hereto or at such other address as shall be designated by such Person in a written notice to the other parties complying as to delivery with the terms of this Section.

         If to the Company: at the address set forth on the first page hereof, or at such other address as shall be designated by the Company in a written notice to the other parties complying as to delivery with the terms of this Section.

         All such notices, requests, demands and other communications shall, when mailed (which mailing must be accomplished by first class mail, postage prepaid; electronic facsimile transmission; express overnight courier service; or registered or certified mail, return receipt requested) or telegraphed, and shall be considered to be delivered three (3) days after dispatch.

         8.04. COSTS, EXPENSES AND TAXES. In addition, the Company shall pay the reasonable fees and out-of-pocket expenses of legal counsel, independent public accountants, consultants and other outside experts retained by the Purchasers in connection with any amendment or waiver to this Agreement initiated by the Company or, in the event of a material breach of this Agreement by the Company, the successful enforcement of this Agreement by the Purchasers. The Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of the Series A Shares and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         8.05. EFFECTIVENESS; BINDING EFFECT; ASSIGNMENT. (a) This Agreement shall become binding between the Company and any Purchaser when counterparts hereof shall have been executed and delivered, one to the other, by the Company and such Purchaser. Subsequent to the Closing any Person may become a party hereto as a Purchaser, subject to and upon compliance with Section 4.04, by execution and delivery to the Company of a counterpart of this Agreement.

         (b) Except as provided in Section 5.11, this Agreement shall be binding upon and inure to the benefit of the Company and the Purchasers and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the holders of at least 85 percent in interest of the Shares.

         8.06. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

         8.07. PRIOR AGREEMENTS. This Agreement, the terms of the Series A Preferred Stock, and the other agreements executed and delivered in connection herewith, including, without limitation, in the case of the Individual Purchasers any Subscription Agreement and Prospective Purchaser Questionnaire, constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

         8.08. SEVERABILITY. The provisions of this Agreement, the Voting Agreement, the Co-Sale Agreement, the Restricted Stock Agreements and the terms of the Series A Preferred Stock are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement, the Voting Agreement, the Co-Sale Agreement, the Restricted Stock Agreements or the terms of the Series A Preferred Stock shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, the Voting Agreement, the Co-Sale Agreement, the Restricted Stock Agreements or the terms of the Series A Preferred Stock; but this Agreement, the Voting Agreement, the Co-Sale Agreement, the Restricted Stock Agreements and the terms of the Series A Preferred Stock shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         8.09. CONFIDENTIALITY. Each Purchaser agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public; PROVIDED, HOWEVER, that a Purchaser may disclose such information (i) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any Series A Shares or Conversion Shares from such Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section 8.09, (iii) to any affiliate or partner of such Purchaser and (iv) as required by applicable law.

         8.10. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, and without giving effect to choice of laws provisions.

         8.11. HEADINGS. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         8.12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         8.13. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of any Purchaser or the Company, the Company and the Purchasers shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Shares.

         IN WITNESS WHEREOF, the parties hereto have caused this Preferred Stock Purchase Agreement to be executed as of the date first above written.

CADUS PHARMACEUTICAL CORPORATION

By /s/JEREMY LEVIN
  ------------------------------
           President

NAME OF PURCHASER:                              THE GLOBAL HEALTH SCIENCES FUND

                                                By /S/BARRY KUROKAWA
                                                  ---------------------------
                                                  Title: Vice President


                                                IMCLONE SYSTEMS INCORPORATED

                                                By /s/SAMUEL WAKSAL
                                                  ---------------------------
                                                  Title: President


                                                ICAHN HOLDING CORPORATION

                                                By /s/MARK H. RACHESKY, M.D.
                                                  ---------------------------
                                                  Title: Managing Director


                                                   /s/M. ELLIOTT SCHNALL
                                                -----------------------------
                                                      M. Elliott Schnall


                                                  /s/MARK H. RACHESKY, M.D.
                                                -----------------------------
                                                    Mark H. Rachesky, M.D.

NAMES OF INDIVIDUAL PURCHASERS:

                                                      BAYVIEW VENTURE INVESTORS

                                                     By /s/DAVID L. GOLDSMITH
                                                     ---------------------------
                                                     Title: Managing Director of
                                                            Robertson, Stephens
                                                            & Company, L.P., its
                                                            General Partner

                                                        /s/REGINALD D. STEER
                                                     ---------------------------
                                                        Reginald D. Steer

                                                        /s/CLIFFORD J. STEER
                                                     ---------------------------
                                                        Clifford J. Steer

                                                        /s/RANDOLPH C. STEER
                                                     ---------------------------
                                                        Randolph C. Steer

                                                        /s/BART M. PASTERNAK
                                                     ---------------------------
                                                        Bart M. Pasternak

                                                       /s/BART M. PASTERNAK
                                                     ---------------------------
                                                       Bart M. Pasternak
                                                     Bart M. Pasternak, I.R.A.
                                                    Delaware Charter, Custodian
                                                    P.O. Box 8963
                                                    Wilmington, DE 19899

                                                        /s/ROBERT C. COOPER
                                                     ---------------------------
                                                        Robert C. Cooper

                                                        /s/DENNIS MENSCH
                                                     ---------------------------
                                                        Dennis Mensch

                                                        /s/PETER WISH
                                                     ---------------------------
                                                        Peter Wish
                                                        Peter Wish, I.R.A.
                                                     First Trust Corp., Trustee
                                                     P.O. Box 173301
                                                     Denver, CO 80217-3301

                                                        /s/PETER WISH
                                                     ---------------------------
                                                       Peter Wish


                                                              and

                                                       /s/LESLIE-BETH WISH
                                                     ---------------------------
                                                       Leslie-Beth Wish

                                                       as joint tenants and
                                                     not as tenants in common

                                                     NORTH FORK ASSOCIATES L.P.

                                                  By /s/PETER SCHAPIRO
                                                     ---------------------------
                                                     Title: President

                                                       /s/CHARLOTTE BEERS
                                                     ---------------------------
                                                       Charlotte Beers

                                                       /s/JANICE FUELLHART
                                                     ---------------------------
                                                       Janice Fuellhart

                                                       /s/PETER GRAF
                                                     ---------------------------
                                                       Peter Graf

                                                       /s/ELI KAUFMAN
                                                     ---------------------------
                                                       Eli Kaufman

                                                       /s/MARGARET KAUFMAN
                                                     ---------------------------
                                                       Margaret Kaufman

                                                       /s/TOM MARRON
                                                     ---------------------------
                                                       Tom Marron
                                                     Tom Marron I.R.A.
                                              Bear Stearns Sec. Corp., Custodian
                                              245 Park Avenue
                                              New York, NY 10167

                                                       /s/JOSEPH ABRAMS
                                                     ---------------------------
                                                       Joseph Abrams

                                                       /s/MARTHA STEWART
                                                     ---------------------------
                                                       Martha Stewart

                                                       /s/STEVEN RICHMAN
                                                     ---------------------------
                                                       Steven Richman

                                                       /s/CHARLES ANTELL
                                                     ---------------------------
                                                       Charles Antell

                                                       /s/IRVIN S. TAYLOR
                                                     ---------------------------
                                                       Irvin S. Taylor

                                                       /s/SAM WAKSAL
                                                     ---------------------------
                                                       Sam Waksal

                                                     ALTSCHUL INVESTMENT GROUP

                                                   By /s/A.G. ALTSCHUL, ATTY
                                                     ---------------------------
                                                   Title: Arthur G. Altschul Jr.
                                                          General Partner

                                                       /s/A.G. ALTSCHUL, ATTY
                                                     ---------------------------
                                                       Arthur G. Altschul, Jr.

                                                       /s/SIRI VON REIS
                                                     ---------------------------
                                                       Siri von Reis

                                                       /s/DOUG ABRAMS
                                                     ---------------------------
                                                       Doug Abrams

                                                       /s/HARRY J. BROWN
                                                     ---------------------------
                                                       Harry J. Brown

                                 FIRST AMENDMENT

                                       TO

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                   -------------------------------------------

     AMENDMENT, dated as of July 26, 1994, to the Preferred Stock Purchase Agreement (the "Agreement"), dated as of July 30, 1993, by and between Cadus Pharmaceutical Corporation (the "Company") and each purchaser of Series A Preferred Stock of the Company (the "Series A Stockholders").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company and the Series A Stockholders wish to amend the Agreement in certain respects;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto hereby agree as follows:

     1. The number 12 in Section 4.05 of the Agreement is hereby amended to read as "13.5".

     2. The second sentence of Section 5.01 of the Agreement is hereby amended to read as follows:

     "Any such exclusion of Common Stock shall be made pro rata among the Persons (who are entitled to and have requested registration) seeking to include shares of Common Stock, in proportion to the number of shares of Common Stock sought to be included by them, provided, however, that the Company shall not exclude any Registrable Shares unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such registration statement."

     3. The clause of the first sentence of Section 6.01 of the Agreement which commences after the colon is hereby amended to read as follows:

     "The Company shall offer to sell to each Purchaser (a) that portion of the Offered Securities as the number of Conversion Shares then held by such Purchaser bears to the total number of shares of Common Stock issuable upon conversion of all the convertible preferred stock of the Company then outstanding (the "Basic Amount"), and (b) such additional portion of the Offered Securities as such Purchaser shall indicate it will purchase should the other Persons first offered the right to purchase Offered Securities subscribe for less than their Basic Amounts (the Undersubscription Amount"), at a price and on such other terms as shall have been specified by the Company in writing delivered to the Purchasers (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of thirty (30) days from receipt by such Purchaser of the Offer."

     4. The first clause of the second sentence of Section 6.02 of the Agreement is hereby amended to read as follows:

     "If the Basic Amounts subscribed for by all Persons first offered the right to purchase Offered Securities (collectively, the "Offerees") are less that the total Offered Securities . . . ."

     5. The first two clauses of the first sentence of Section 6.03(a) of the Agreement are hereby amended to read as follows:

     "In the event that Notices of Acceptance are not given by the Offerees in respect of all the Offered Securities, the Company shall have ninety (90) days from the end of said 30-day period to sell any such Offered Securities as to which a Notice of Acceptance has not been given by the Offerees (the "Refused
Securities") to the Person or Persons specified in the Offer . . . ."

     6. The first clause of the first sentence of Section 6.06(d) of the Agreement is hereby amended to read as follows:

     "Up to 3,500,000 shares of Common Stock (with respect to which the
Purchasers have not waived their rights under this Article VI) . . . ."

     7. Section 6.06(f) of the Agreement is hereby amended to read in its entirety as follows:

     "(f) Securities described in any of clauses (i) through (v) of Section 6.01 which are to be issued as all or part of the consideration in the acquisition by the Company of all or part of the stock (or other equity interest), business, assets, technology, or know how of another Person; or"

     8. A Section 6.06(g) shall be added to the Agreement, which shall read as follows:

     "Securities described in any of clauses (i) through (v) of Section 6.01 which are to be sold at $3.50 per share or more to any Person in connection with a transaction in which such Person will provide funding to the Company (other than through the purchase of securities of the Company) to pay for research to be conducted by the Company."

     9. Except as amended hereby, the terms and conditions of the Agreement are confirmed. The Agreement, as so amended, shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Series A Preferred Stock Purchase Agreement to be executed as of the date first above written.

                                        CADUS PHARMACEUTICAL CORPORATION

                                        By:/s/ JEREMY M. LEVIN
                                           -------------------
                                           Jeremy M. Levin, President


                                        IMCLONE SYSTEMS INCORPORATED

                                        By:/s/ SAMUEL D. WAKSAL
                                           ----------------------------
                                           Name:  Samuel D. Waksal
                                           Title: President



                                        ICAHN HOLDING CORPORATION

                                        By:/s/ CARL ICAHN
                                           ----------------------------
                                           Name:
                                           Title:

                                        /s/ M. ELLIOT SCHNALL
                                        -------------------------------
                                        M. Elliot Schnall

                                        /s/ MARK H. RACHESKY, M.D.
                                        -------------------------------
                                        Mark H. Rachesky, M.D.



                                        THE GLOBAL HEALTH SCIENCES FUND

                                        By:/s/ BARRY KUROKAWA
                                           ----------------------------
                                           Name:  Barry Kurokawa
                                           Title: Vice President

                                        /s/ JOSEPH ABRAMS
                                        -------------------------------
                                        Joseph Abrams

                                        /s/ DOUGLAS ABRAMS
                                        -------------------------------
                                        Douglas Abrams

                                        ALTSCHUL INVESTMENT GROUP, L.P.

                                        By:      /s/ A. G. ALTSCHUL, ATTY
                                                 ------------------------------
                                                 Name:  Arthur G. Altschul, Jr.
                                                 Title: General Partner

                                        /s/ A. G. ALTSCHUL, ATTY
                                        -------------------------------
                                        Arthur G. Altschul, Jr.

                                        /s/ CHARLES ANTELL
                                        -------------------------------
                                        Charles Antell

                                                 BAYVIEW VENTURE INVESTORS, LTD.

                                        By:      /s/ DAVID L. GOLDSMITH
                                                 -------------------------------
                                                 Name:
                                                 Title:    Managing Director of
                                                           Robertson, Stephens
                                                           & Company L.P, the
                                                           General Partner of
                                                           Bayview Investors,
                                                           Ltd.

                                        /s/ CHARLOTTE BEERS
                                        -------------------------------
                                        Charlotte Beers

                                        /s/ HARRY J. BROWN
                                        -------------------------------
                                        Harry J. Brown

                                        /s/ RAUSCHER PIERCE REFSNES
                                        -------------------------------
                                        Rauscher Pierce Refsnes
                                        CUSTODIAN FOR S. WYATT CARR, JR.

                                        /s/ ROBERT R. COOPER
                                        -------------------------------
                                        Robert R. Cooper

                                        /s/ FRED FEIFER
                                        -------------------------------
                                        Fred Feifer

                                        /s/ JANICE FUELLHART
                                        -------------------------------
                                        Janice Fuellhart

                                        /s/ PETER GRAF
                                        -------------------------------
                                        Peter Graf

                                        /s/ LYLE ISAACS
                                        -------------------------------
                                        Lyle Issacs

                                        /s/ ELI KAUFMAN
                                        -------------------------------
                                        Eli Kaufman

                                        /s/ MARGARET KAUFMAN
                                        -------------------------------
                                        Margaret Kaufman

                                        /s/ TOM MARRON
                                        -------------------------------
                                        Tom Marron
                                        Tom Marron I.R.A.
                                        Bear Stearns Sec. Corp.,
                                          Custodian
                                        245 Park Avenue
                                        New York, New York  10167

                                        /s/ DENNIS MENSCH
                                        -------------------------------
                                        Dennis Mensch

                                        NORTH FORK ASSOCIATES, L.P.

                                        By:      /s/ PETER SCHAPIRO
                                                 -------------------------------
                                                 Name:
                                                 Title:  President

                                        /s/ STEVEN RICHMAN
                                        -------------------------------
                                        Steven Richman

                                        /s/ B. PASTERNAK
                                        -------------------------------
                                        Bart M. Pasternak

                                        /s/ B. PASTERNAK
                                        -------------------------------
                                        Bart M. Pasternak
                                        Bart M. Pasternak, I.R.A.
                                        Delaware Charter, Custodian
                                        P.O. Box 8963
                                        Wilmington, DE  19899

                                        P.A.W. INVESTMENT LIMITED
                                           PARTNERSHIP

                                        By:      /s/ PETER A. WISH, G.P.
                                                 -------------------------------

                                        /s/ ARNOLD POPPER
                                        -------------------------------
                                        Arnold Popper

                                        SEYMOUR BABES TRUST

                                        By:      /s/ SEYMOUR BABES, TRUSTEE
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                        /s/ HAROLD L. SIEBERT
                                        -------------------------------
                                        Harold L. Siebert

                                        /s/ CLIFFORD J. STEER
                                        -------------------------------
                                        Clifford J. Steer

                                        /s/ RANDOLPH C. STEER
                                        -------------------------------
                                        Randolph C. Steer

                                        /s/ REGINALD D. STEER
                                        -------------------------------
                                        Reginald D. Steer

                                        /s/ MARTHA STEWART
                                        -------------------------------
                                        Martha Stewart

                                        /s/ RAY STRAIN
                                        -------------------------------
                                        Ray Strain

                                        /s/ IRVIN S. TAYLOR
                                        -------------------------------
                                        Irvin S. Taylor

                                        /s/ SIRI VON REIS
                                        -------------------------------
                                        Siri Von Reis

                                        /s/ ALIZA WAKSAL
                                        -------------------------------
                                        Aliza Waksal

                                        /s/ ELANA WAKSAL
                                        -------------------------------
                                        Elana Waksal

                                        /s/ DR. PETER A. WISH
                                        -------------------------------
                                        Dr. Peter A. Wish
                                        Dr. Peter A. Wish, I.R.A.
                                        Donaldson, Lufkin, Jenrette
                                          Securities Corp., as
                                          Custodian
                                        140 Broadway Street
                                        New York, NY  10005

                                SECOND AMENDMENT

                                       TO

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

     AMENDMENT, dated as of October 31, 1995, to the Preferred Stock Purchase Agreement (the "Agreement"), dated as of July 30, 1993, as amended, by and between Cadus Pharmaceutical Corporation (the "Company") and each holder of Series A Preferred Stock of the Company (the "Series A Stockholders").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company and the Series A Stockholders wish to amend the Agreement in certain respects;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto hereby agree as follows:

     1. Section 6.06(c) of the Agreement is hereby amended to read in its entirety as follows:

     "(c) Any shares of Common Stock issued upon conversion of Series A Shares or other convertible securities; or any equity security or debt security of the Company issued upon the exercise of any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or debt security.

     2. Section 6.06(e) of the Agreement is hereby amended to read in its entirety as follows:

     "(e) Up to 500,000 shares of Common Stock, or options exercisable therefor, issued after the date hereof to James R. Broach; or"

     3. Except as amended hereby, the terms and conditions of the Agreement are confirmed. The Agreement, as so amended, shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Series A Preferred Stock Purchase Agreement to be executed as of the date first above written.

                                        CADUS PHARMACEUTICAL CORPORATION

                                        By:/s/ JEREMY M. LEVIN
                                           -------------------------------
                                            Jeremy M. Levin, President

                                        /s/ CARL ICAHN
                                        -------------------------------
                                        Carl C. Icahn


                                        HIGH RIVER LIMITED PARTNERSHIP

                                        By:  RIVERDALE INVESTORS CORP., INC.,
                                                 General Partner

                                        By:  /s/ EDWARD MATTNER
                                             -------------------------------
                                                 Name: Edward Mattner
                                                 Title:

                                        /s/ MARK RACHESKY, M.D.
                                        -------------------------------
                                        Mark H. Rachesky, M.D.


                                        THE GLOBAL HEALTH SCIENCES FUND

                                        By:/s/ BARRY KUROKAWA
                                        -------------------------------
                                           Name:   Barry Kurokawa
                                           Title:  Vice-President

                                        /s/ M. ELLIOT SCHNALL
                                        -------------------------------
                                        M. Elliot Schnall

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ JOSEPH ABRAMS
                                        -------------------------------
                                        Joseph Abrams

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ DOUGLAS ABRAMS
                                        -------------------------------
                                        Douglas Abrams

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        ALTSCHUL INVESTMENT GROUP, L.P.

                                        By:      /s/ A. G. ALTSCHUL, ATTY
                                                 -------------------------------
                                                 Name:
                                                 Title:

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                         /s/ A. G. ALTSCHUL, ATTY
                                         -------------------------------
                                         Arthur G. Altschul, Jr.

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                         BAYVIEW VENTURE INVESTORS, LTD.

                                    By:  /s/ DAVID L. GOLDSMITH
                                         -------------------------------
                                         Name:
                                         Title:  Managing Director of
                                                 Robertson, Stephens
                                                 & Company L.P, its
                                                 General Partner

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ ROBERT R. COOPER
                                        -------------------------------
                                        Robert R. Cooper

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ PETER GRAF
                                        -------------------------------
                                        Peter Graf

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ ELI KAUFMAN
                                        -------------------------------
                                        Eli Kaufman

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ MARGARET KAUFMAN
                                        -------------------------------
                                        Margaret Kaufman

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ THOMAS J. MARRON
                                        -------------------------------
                                        Thomas J. Marron I.R.A.
                                        Bear Stearns Sec. Corp.,
                                          Custodian

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ DENNIS MENSCH
                                        -------------------------------
                                        Dennis Mensch

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                         NORTH FORK ASSOCIATES, L.P.
                                         By:      /s/ PETER SCHAPIRO
                                                  ------------------------------
                                                  Name:
                                                  Title:

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ STEVEN RICHMAN
                                        -------------------------------
                                        Steven Richman

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ REGINALD D. STEER
                                        -------------------------------
                                        Reginald D. Steer

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ CLIFFORD J. STEER
                                        -------------------------------
                                        Clifford J. Steer

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ MARTHA STEWART
                                        -------------------------------
                                        Martha Stewart

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ IRVIN S. TAYLOR
                                        -------------------------------
                                        Irvin S. Taylor

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ SIRI VON REIS
                                        -------------------------------
                                        Siri Von Reis

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        P.A.W. INVESTMENT LIMITED
                                           PARTNERSHIP

                                        By:      /s/ PETER A. WISH
                                                 -------------------------------
                                                 Name:   Dr. Peter A. Wish
                                                 Title:  General Partner

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ PETER A. WISH, TRUSTEE
                                        -------------------------------
                                        Peter A. Wish
                                        Peter A. Wish, I.R.A.
                                        First Trust Corp., Trustee
                                        P.O. Box 173301
                                        Denver, CO  80217-3301

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ HARRY J. BROWN
                                        -------------------------------
                                        Harry J. Brown

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ FRED FEIFER
                                        -------------------------------
                                        Fred Feifer

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ RAY STRAIN
                                        -------------------------------
                                        Ray Strain

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ B. PASTERNAK
                                        -------------------------------
                                        Bart M. Pasternak

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ B. PASTERNAK
                                        -------------------------------
                                        Bart M. Pasternak
                                        Bart M. Pasternak, I.R.A.
                                        Delaware Charter, Custodian
                                        P.O. Box 8963
                                        Wilmington, DE  19899

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)

                                        /s/ ELANA WAKSAL
                                        -------------------------------
                                        Elana Waksal

(Signature page to Second Amendment to Series A Preferred Stock
Purchase Agreement)